Prepaid Expenses and Other Assets - Schedule of Prepayment and Other Current Assets (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Schedule of Prepayment and Other Current Assets [Line Items]
Prepayment	$ 2,011,079	$ 1,247,942
Advance to suppliers	2,881,581	2,349,615
Deposits	1,159,683	1,107,788
Other receivables	929,530	1,326,729
Provision for expected credit loss	(150,000)
Exchange rate difference	1,684
Total prepayment and other current assets	$ 6,833,557	$ 6,032,074